Cash Flow Statement - NU Parent - Exhibit H.8 - Page 1 of 2
                            Jan-98       Feb-98        Mar-98       Apr-98       May-98        Jun-98
Cash on Hand (12/31/97)     22,700       37,041        34,254       42,546       24,870        24,101
          Sources
Federal Tax Refund            -            -             -            -            -             -
Lawsuits Settlement           -            -           17,000         -            -             -
COE Proceeds                17,000
ESOP Drip Proceeds           1,206        1,212         1,217        1,223        1,229         1,235
         Total Sources      18,206        1,212        18,217        1,223        1,229         1,235

            Uses
Select Partners (1)            833          833           833          833          833           833
Other Parent (2)               642          642           642          642          642           642
Mode 1 (3)                     117          117           117          117          117           117
COE Administration (4)       1,273           73            73           73           73            73
COE Project Require. (4)       -          2,000           -            -            -           2,000
Portland Pipeline (1)        1,000          333           333          333          333           333
Fed Tax Realloc - Subs(5)      -            -             -         16,900          -             -
ESOP Interest (6)              -            -           1,927          -            -           6,349
ESOP Sinking Fund (6)          -            -           6,000          -            -             -
            Total Uses       3,865        3,998         9,925       18,898        1,998        10,347
   Cash (end of month)      37,041       34,254        42,546       24,870       24,101        14,988

Dividends Available                                   240,034                                 155,953
CL&P                                                 (140,530)                               (162,152)
WMECO                                                   5,625                                  11,882
PSNH                                                  178,908                                  72,073
NNECO                                                   2,000                                   2,000
NAEC                                                   53,501                                  69,998



Note:   Page 1 of 2 reflects forecasted cash flows for NU Parent from January 1998 to December 1998.
     Page 2 of 2 takes the forecasted cash flows from Page 1 of 2 and reduces the sources of funds by the Charter Oak Energy project sale proceeds and by the federal tax refund.  The purpose of providing two scenarios is to show the negative impact on cash flows in the event that certain proceeds are not received as forecasted.  Both scenarios assume Millstone 3 at 100% power on 5/1/98, Millstone 2 at 100% power on 7/1/98 and no subsidiary dividend payments in 1998.

(1) Investment made pursuant to Rule 58 under the Act.

(2) Operating expenses of NU Parent.

(3) Exempt telecommunications company pursuant to 34(a)(1) of the Act.

(4) Reference File No. 70-8507.

(5) Amended and Restated Tax Allocation Agreements pursuant to Rule 45 of the Act.

(6) Reference File No. 70-7883 and 70-7954.

                                                                                              Totals
                    Jul-98       Aug-98        Sep-98       Oct-98       Nov-98        Dec-98    1998
Cash on Hand
    (12/31/97)      14,988       14,230        13,477       25,055       24,314        23,913
     Sources
Federal Tax
   Refund             -            -           16,000          -            -                  16,000
Lawsuits
    settlement        -            -             -             -            -             -    17,000
COE Proceeds                                                                                   17,000
ESOP Drip
   Proceeds          1,240        1,246          1,252       1,258        1,264        1,270   14,852
 Total Sources       1,240        1,246         17,252       1,258        1,264        1,270   64,852
           Uses
Select
  Partners (1)         833          833            833         833          833          833    9,998
Other Parent (2)       642          642            642         642          642          642    7,708
Mode 1 (3)             117          117            117         117          117          117    1,400
COE Admin. (4)          73           73             73          73           73           73    2,076
COE Proj.
  Require. (4)          -            -           2,000          -            -            -     6,000
Portland
   Pipeline (1)        333          333            333         333           -            -     4,000
Fed Tax Reall -
   Subs.(5)             -            -              -            -            -           -    16,900
ESOP Interest (6)       -            -           1,676           -            -        6,349   16,301
ESOP Sinking
  Fund (6)              -            -             -             -            -       11,000   17,000

    Total Uses        1,998        1,998         5,674        1,998        1,665      19,014   81,383

Cash
  (end of month)     14,230       13,477        25,055       24,314       23,913       6,169

Dividends
   Available                                   215,938                               224,514
CL&P                                          (145,922)                             (132,648)
WMECO                                           22,149                                23,500
PSNH                                           103,750                               101,193
NNECO                                            2,000                                 2,000
NAEC                                            88,039                                97,821

Note:   Page 1 of 2 reflects forecasted cash flows for NU Parent from January 1998 to December 1998.
        Page 2 of 2 takes the forecasted cash flows from Page 1 of 2 and reduces the sources of funds by the Charter Oak Energy project sale proceeds and by the federal tax refund.  The purpose of providing two scenarios is to show the negative impact on cash flows in the event that certain proceeds are not received as forecasted.  Both scenarios assume Millstone 3 at 100% power on 5/1/98, Millstone 2 at 100% power on 7/1/98 and no subsidiary dividend payments in 1998.

(1) Investment made pursuant to Rule 58 under the Act.

(2) Operating expenses of NU Parent.

(3) Exempt telecommunications company pursuant to 34(a)(1) of the Act.

(4) Reference File No. 70-8507.

(5) Amended and Restated Tax Allocation Agreements pursuant to Rule 45 of the Act.

(6) Reference File No. 70-7883 and 70-7954.

Cash Flow Statement - NU Parent - Exhibit H.8 - Page 2 of 2
                             Jan-98       Feb-98        Mar-98       Apr-98       May-98        Jun-98
Cash on Hand (12/31/97)      22,700       20,041        17,254       25,546       7,870         7,101
          Sources
Federal Tax Refund (out)       -            -             -            -            -             -
Lawsuits Settlement            -            -          17,000          -            -             -
COE Sales (out)                -            -             -            -            -             -
ESOP Drip Proceeds           1,206        1,212         1,217        1,223        1,229         1,235
         Total Sources       1,206        1,212        18,217        1,223        1,229         1,235
           Uses
Select Partners (1)            833          833           833          833          833           833
Other Parent (2)               642          642           642          642          642           642
Mode 1 (3)                     117          117           117          117          117           117
COE Administration (4)       1,273           73            73           73           73            73
COE Project Require. (4)       -          2,000           -            -            -           2,000
Portland Pipeline (1)        1,000          333           333          333          333           333
Fed. Tax Realloc.
  to Subs.(5)                   -            -             -        16,900          -             -
ESOP Interest (6)               -            -           1,927          -            -          6,349
ESOP Sinking Fund (6)           -            -           6,000          -            -             -
          Total Uses         3,865        3,998         9,925       18,898        1,998        10,347

   Cash (end of month)      20,041       17,254        25,546        7,870        7,101        (2,012)

Dividends Available                                   240,034                                 155,953
CL&P                                                 (140,530)                               (162,152)
WMECO                                                   5,625                                  11,882
PSNH                                                  178,908                                  72,073
NNECO                                                   2,000                                   2,000
NAEC                                                   53,501                                  69,998

Note:   Page 1 of 2 reflects forecasted cash flows for NU Parent from January 1998 to December 1998.
        Page 2 of 2 takes the forecasted cash flows from Page 1 of 2 and reduces the sources of funds by the Charter Oak Energy project sale proceeds and by the federal tax refund.  The purpose of providing two scenarios is to show the negative impact on cash flows in the event that certain proceeds are not received as forecasted.  Both scenarios assume Millstone 3 at 100% power on 5/1/98, Millstone 2 at 100% power on 7/1/98 and no subsidiary dividend payments in 1998.

(1) Investment made pursuant to Rule 58 under the Act.
(2) Operating expenses of NU Parent.
(3) Exempt telecommunications company pursuant to 34(a)(1) of the Act.
(4) Reference File No. 70-8507.
(5) Amended and Restated Tax Allocation Agreements pursuant to Rule 45 of the Act.
(6) Reference File No. 70-7883 and 70-7954.

                                                                                               Totals
                    Jul-98       Aug-98        Sep-98       Oct-98       Nov-98        Dec-98     1998
Cash on Hand
     (12/31/97)     (2,012)      (2,770)       (3,523)      (7,945)      (8,686)       (9,087)
       Sources
Fed. Tax
 Refund(out)           -            -             -            -            -            -         -
Lawsuits
    Settlement         -            -             -            -            -            -      17,000
COE Sales (out)        -            -             -            -            -            -         -
ESOP Drip
 Proceeds            1,240        1,246         1,252        1,258        1,264        1,270    14,852
  Total Sources      1,240        1,246         1,252        1,258        1,264        1,270    31,852
           Uses
Select
 Partners  (1)         833          833           833          833          833          833     9,998
Other Parent (2)       642          642           642          642          642          642     7,708
Mode 1 (3)             117          117           117          117          117          117     1,400
COE Admin. (4)          73           73            73           73           73           73     2,076
COE Proj.
 Require. (4)           -           -           2,000          -            -            -       6,000
Portland
 Pipeline (1)          333          333           333          333          -            -       4,000
Fed. Tax Realloc
 - Subs (5)            -            -             -            -            -            -      16,900
ESOP
 Interest (6)          -            -           1,676          -            -          6,349    16,301
ESOP Sinking
Fund (6)               -            -             -            -            -         11,000    17,000
   Total Uses        1,998        1,998         5,674        1,998        1,665       19,014    81,383

Cash
(end of month)      (2,770)      (3,523)       (7,945)      (8,686)      (9,087)     (26,831)


Dividends
   Available                                  215,938                                224,514
CL&P                                         (145,922)                              (132,648)
WMECO                                          22,149                                 23,500
PSNH                                          103,750                                101,193
NNECO                                           2,000                                  2,000
NAEC                                           88,039                                 97,821

Note:   Page 1 of 2 reflects forecasted cash flows for NU Parent from January 1998 to December 1998.
        Page 2 of 2 takes the forecasted cash flows from Page 1 of 2 and reduces the sources of funds by the Charter Oak Energy project sale proceeds and by the federal tax refund.  The purpose of providing two scenarios is to show the negative impact on cash flows in the event that certain proceeds are not received as forecasted.  Both scenarios assume Millstone 3 at 100% power on 5/1/98, Millstone 2 at 100% power on 7/1/98 and no subsidiary dividend payments in 1998.

(1) Investment made pursuant to Rule 58 under the Act.
(2) Operating expenses of NU Parent.
(3) Exempt telecommunications company pursuant to 34(a)(1) of the Act.
(4) Reference File No. 70-8507.
(5) Amended and Restated Tax Allocation Agreements pursuant to Rule 45 of the Act.
(6) Reference File No. 70-7883 and 70-7954.